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                                                                    EXHIBIT 99.1


THE WEATHERSBY GROUP, INC.

FINANCIAL STATEMENTS FOR THE YEAR
ENDED DECEMBER 31, 1999, AND
INDEPENDENT AUDITORS' REPORT

THE WEATHERSBY GROUP, INC.

TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                          PAGE
INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS FOR THE YEAR ENDED
       DECEMBER 31, 1999:

       Balance Sheet                                                       2

       Statement of Income                                                 3

       Statement of Shareholder's Equity                                   4

       Statement of Cash Flows                                             5

       Notes to Financial Statements                                      6-8





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INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
     The Weathersby Group, Inc.
Bethesda, MD

We have audited the accompanying balance sheet of The Weathersby Group, Inc. (the Company) as of December 31, 1999, and the related statement of income, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Kansas City, Missouri
June 8, 2000



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THE WEATHERSBY GROUP, INC.

BALANCE SHEET
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
CURRENT ASSETS:
    Cash and cash equivalents ..................      $  359,388
    Accounts receivable ........................       2,389,072
                                                      ----------
                      Total current assets .....       2,748,460

PROPERTY AND EQUIPMENT - Net ...................          67,748

OTHER ASSETS ...................................          15,980
                                                      ----------
TOTAL ASSETS ...................................      $2,832,188
                                                      ==========

LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
    Trade accounts payable .....................      $  783,437
    Accrued expenses ...........................         567,914
    Deferred revenue ...........................          80,583
                                                      ----------
                      Total current liabilities        1,431,934
                                                      ----------

SHAREHOLDER'S EQUITY
    Common stock; $.01 par value; 10,000
    shares authorized; 100 outstanding .........               1
    Additional paid-in-capital .................             999
    Retained earnings ..........................       1,399,254
                                                      ----------
                      Total shareholder's equity       1,400,254
                                                      ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY .....      $2,832,188
                                                      ==========


See notes to financial statements.

THE WEATHERSBY GROUP, INC.

STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


SERVICE REVENUES .............................      $11,121,562

OPERATING EXPENSES:
    Cost of services .........................        7,936,847
    Selling, general, and administrative .....        2,393,383
                                                    -----------

            Total operating expenses .........      10,330,230
                                                    -----------

INCOME FROM OPERATIONS .......................          791,332

OTHER INCOME:
    Interest income ..........................            5,891
                                                    -----------

NET INCOME ...................................      $   797,223
                                                    ===========


See notes to financial statements.

THE WEATHERSBY GROUP, INC.

STATEMENT OF SHAREHOLDER'S EQUITY
YEAR ENDED DECEMBER 31, 1999

--------------------------------------------------------------------------------

                                                    ADDITIONAL
                                      COMMON         PAID-IN-       RETAINED
                                      STOCK           CAPITAL       EARNINGS          TOTAL

BALANCE, JANUARY 1, 1999 .....      $        1      $      999      $  602,031      $  603,031
    Net income ...............            --              --           797,223         797,223
                                    ----------      ----------      ----------      ----------
BALANCE, DECEMBER 31, 1999 ...      $        1      $      999      $1,399,254      $1,400,254
                                    ----------      ----------      ----------      ----------



See notes to financial statements.

THE WEATHERSBY GROUP, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income ................................................      $   797,223
    Adjustments to reconcile net income to net cash
        provided by operating activities:
        Depreciation ..........................................           51,057
        Changes in:
            Accounts receivable ...............................       (1,133,816)
            Other assets ......................................          (13,182)
            Trade accounts payable and accrued expenses .......          440,832
            Deferred revenue ..................................          (61,462)
                                                                     -----------
                      Net cash provided by operating activities           80,652
                                                                     -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Acquisition of property and equipment .....................          (79,637)
                                                                     -----------
                      Net cash used in investing activities ...          (79,637)
                                                                     -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Payments made on shareholder's loan .......................          (85,841)
                                                                     -----------
                      Net cash used in financing activities ...          (85,841)
                                                                     -----------
NET DECREASE IN CASH ..........................................          (84,826)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR ..................          444,214
                                                                     -----------
CASH AND CASH EQUIVALENTS, END OF YEAR ........................      $   359,388
                                                                     ===========



See notes to financial statements.

THE WEATHERSBY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

1.   ORGANIZATION

     NATURE OF OPERATIONS - The Weathersby Group, Inc., (the "Company") was formed in 1990 as a marketing management consulting firm specializing in highly competitive, technology-driven industries. Primary services include providing marketing management services to wireless and wireline communications carriers, internet companies, software companies, hardware companies, financial services companies, and energy companies. A majority of the company's revenues come from three primary markets - Washington D.C., Boston, and New York - in addition to serving clients throughout the U.S.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION - The Company enters into time-and-materials contracts with its customers. Under a time-and-materials contract, the customer pays a negotiated hourly rate for all services performed plus expenses incurred. Time-and-materials service revenues and related time-and-materials service costs are recorded in the period in which the service is performed.

     CASH AND CASH EQUIVALENTS - Cash includes cash on hand, cash in bank, and investments in money market accounts and is stated at cost, which approximates market.

     PROPERTY AND EQUIPMENT - Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is based on the estimated useful lives of the assets and is computed using the straight-line method. Computer equipment is depreciated over three to five years, and furniture and fixtures are depreciated over five to seven years.

     Maintenance and repairs are charged to expense as incurred. The cost and accumulated depreciation applicable to assets retired are removed from the accounts and the gain or loss on disposition is recognized in income.

     DEFERRED REVENUE - Revenues received in advance are deferred and recognized in the period in which services are performed.

     ADVERTISING COSTS - Advertising costs are expensed as incurred. Advertising expense charged to operations totaled $114,396 for the year ended December 31, 1999.

     INCOME TAXES - The Company has elected to be treated as a Subchapter S Corporation under the Internal Revenue Code and thus is treated substantially as a partnership for income tax purposes. Accordingly, the individual stockholder is responsible for the corporate taxable income or loss for federal and state income tax reporting purposes.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   ACCOUNTS RECEIVABLE

     Accounts receivable consist of the following:


     Billed .................................      $ 1,631,788
     Unbilled ...............................          757,284
                                                   -----------
                                                   $ 2,389,072
                                                   ===========

4.   PROPERTY AND EQUIPMENT

     Computer equipment .....................      $  125,483
     Furniture and fixtures .................         111,816
                                                   ----------
                                                      237,299
     Less:  Accumulated depreciation ........        (169,551)
                                                   ----------
                                                   $   67,748
                                                   ===========

     Depreciation expense was $51,057 for the year ended December 31, 1999.

5.   LINE OF CREDIT

     The Company maintains a revolving credit agreement with a bank that provides for borrowings up to $250,000 at the prime rate (8.50% at December 31, 1999) plus 1%; the Company did not have outstanding borrowings at December 31, 1999.

     Borrowings under the agreement are collateralized by virtually all of the Company's assets. In addition, the Company's stockholder personally guaranteed any amounts borrowed up to the borrowing limit.

6.   EMPLOYEE BENEFIT PLAN

     The Company has a 401(k) retirement/savings plan for all full time employees. The Company made contributions of $8,427 for the year ended December 31, 1999.

7.   OPERATING LEASES

     The Company leases office facilities under noncancelable operating leases expiring at various dates through February 2004. Total rental expense was $132,759 for 1999. As of January 1, 2000, the future minimum payments under operating leases are as follows:

     2000 ............................................    $ 133,384
     2001 ............................................      138,271
     2002 ............................................      118,275
     2003 ............................................      109,999
     2004 ............................................       18,642
                                                          ---------
                                                          $ 518,571
                                                          =========


8.   MAJOR CUSTOMERS AND SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

     Major customers in terms of significance to the Company's revenues (i.e. in excess of 10% of revenues) for the year ended December 31, 1999 and accounts receivable as of December 31, 1999 are approximately as follows:

                                                  ACCOUNTS
                                     REVENUES    RECEIVABLE
                                    ----------   -----------
Customer A ...................      $2,181,000   $   467,000
Customer B ...................       1,422,000       266,000
Customer C ...................       1,149,000       189,000

     The Company generally does not require collateral or other security on their accounts receivable. The credit risk on these accounts is controlled through credit approvals, limits and monitoring procedures.

9.   RELATED PARTY TRANSACTIONS

     During the year ended December 31, 1997, the Company borrowed approximately $136,000 from the stockholder. The loan was repaid in installments with the final installment of approximately $86,000 being repaid during the fiscal year 1999. The loan did not bear interest.

                                    * * * * *